SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


    Aggressive Growth Fund Shares
    Aggressive Growth Fund Institutional Shares
    Capital Growth Fund
    First Start Growth Fund
    Growth Fund Shares
    Growth Fund Institutional Shares
    Growth & Income Fund Shares
    Growth & Income Fund Adviser Shares
    High Income Fund Shares
    High Income Fund Institutional Shares
    High Income Fund Adviser Shares
    Income Fund Shares
    Income Fund Institutional Shares
    Income Fund Adviser Shares
    Income Stock Fund Shares
    Income Stock Fund Institutional Shares
    Intermediate-Term Bond Fund Shares
    Intermediate-Term Bond Fund Institutional Shares
    Intermediate-Term Bond Fund Adviser Shares
    Money Market Fund
    Science & Technology Fund Shares
    Science & Technology Fund Adviser Shares
    Short-Term Bond Fund Shares
    Short-Term Bond Fund Institutional Shares
    Short-Term Bond Fund Adviser Shares
    Small Cap Stock Fund Shares
    Small Cap Stock Fund Institutional Shares
    Value Fund Shares
    Value Fund Institutional Shares
    Value Fund Adviser Shares


In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2014, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   3/31/2014                     /S/ DANIEL S. MCNAMARA
     -------------------             ---------------------------
                                     Daniel S. McNamara
                                     President

                         SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


    Aggressive Growth Fund Shares
    Aggressive Growth Fund Institutional Shares
    Capital Growth Fund
    First Start Growth Fund
    Growth Fund Shares
    Growth Fund Institutional Shares
    Growth & Income Fund Shares
    Growth & Income Fund Adviser Shares
    High Income Fund Shares
    High Income Fund Institutional Shares
    High Income Fund Adviser Shares
    Income Fund Shares
    Income Fund Institutional Shares
    Income Fund Adviser Shares
    Income Stock Fund Shares
    Income Stock Fund Institutional Shares
    Intermediate-Term Bond Fund Shares
    Intermediate-Term Bond Fund Institutional Shares
    Intermediate-Term Bond Fund Adviser Shares
    Money Market Fund
    Science & Technology Fund Shares
    Science & Technology Fund Adviser Shares
    Short-Term Bond Fund Shares
    Short-Term Bond Fund Institutional Shares
    Short-Term Bond Fund Adviser Shares
    Small Cap Stock Fund Shares
    Small Cap Stock Fund Institutional Shares
    Value Fund Shares
    Value Fund Institutional Shares
    Value Fund Adviser Shares


In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2014, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   3/31/2014                    /S/ ROBERTO GALINDO, JR.
     -------------------             ---------------------------
                                     Roberto Galindo, Jr.
                                     Treasurer